UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2004

SunTrust Banks, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-08918	58-1575035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Peachtree St., N.E. Atlanta, Georgia	30308
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 588-7711

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Item 7.01. Regulation FD Disclosure

On October 1, 2004 SunTrust Banks, Inc. (“Registrant”) filed a Form 8-K under Item 8.01 thereof to report that it had completed its previously-announced merger between Registrant and National Commerce Financial Corporation, effective as of October 1, 2004. Attached hereto as Exhibit 99.1 is additional information regarding the merger of National Commerce Financial Corporation with and into Registrant and the proposed merger of National Bank of Commerce, NBC Bank, FSB and SunTrust Bankcard, N.A. with and into SunTrust Bank.

The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits. The exhibit listed in the exhibit index is furnished pursuant to Regulation FD as a part of this Current Report on Form 8-K and shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934.

Exhibit Number	Description
99.1	Merger of National Commerce Financial Corporation with and into Registrant and the proposed merger of National Bank of Commerce, NBC Bank, FSB and SunTrust Bankcard, N.A. with and into SunTrust Bank and Unaudited Pro Forma Condensed Combined Financial Information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNTRUST BANKS, INC.
(Registrant)

Date: December 8, 2004

	By:	/s/ Thomas E. Panther
Thomas E. Panther
Interim Controller and Senior Vice President